Segment information	12 Months Ended
Apr. 30, 2026
Segment Reporting [Abstract]
Segment information

10. Segment information

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s CODM, the Company’s CEO, for making decisions, allocating resources, and assessing performance.

The CODM considers that the Company mainly carries out its operations in Hong Kong. Internally, the Company reports costs and expenses by nature as a whole for management decision-making and assessment. Based on management’s assessment, the Company has determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280.

The Company’s CODM uses consolidated net income as the measure of segment profit or loss. Significant segment expenses are consistent with those reported in the consolidated statements of income and comprehensive income and include cost of revenue, selling expenses, and general and administrative expenses.

The following table presents the significant segment revenue and expense categories in the Company’s single operating segment, which is the same with the consolidated statements of income and comprehensive income for the years ended April 30, 2025 and 2026.

	For the Years Ended April 30,
	2025	2026
Revenue	$2,511,187	$2,923,038
Cost of revenue	(1,758,228)	(1,428,696)
Selling and marketing	(86,574)	(72,156)
General and administrative	(190,897)	(201,564)
Other income, net	—	21
Interest income	25,863	34,570
Income tax expense	(57,272)	(180,239)
Net income of single operating segment	$444,079	$1,074,974